EXHIBIT 10.50


                      FIRST AMENDMENT TO LICENSE AGREEMENT


           This First Amendment to License Agreement, dated as of February 5,

2003, made by and between BARNEY'S, INC. ("Trademark Owner"), BNY LICENSING

CORP. ("Licensor") and BARNEYS JAPAN CO., LTD. ("Licensee").


                                   WITNESSETH:

           WHEREAS, Trademark Owner, Licensor and Licensee (collectively, the

"Parties") are parties to a License Agreement dated as of January 28, 1999 (the

"License Agreement"); and


           WHEREAS, the Parties wish to amend and supplement the License

Agreement and establish the terms on which Licensee will open a new retail store located in the Kojun Building, located in the Ginza District of Tokyo, Japan

(the "Ginza Store"); and


           WHEREAS, issues have arisen concerning the correct interpretation of the License Agreement in relation to the Ginza Store, including the required consents by Licensor and/or Trademark Owner and the correct treatment of net sales generated by the Ginza Store; and


           WHEREAS, the Parties wish to avoid disputes and resolve such issues amicably, without admissions on either side.

           NOW THEREFORE, the parties hereby agree as follows:

           1. The Ginza Store will constitute an additional free-standing store and a part of Licensee's Core Operations, as contemplated by the License

Agreement, including without limitation Paragraphs 7(a)(ii) and Exhibit C thereof. Sales generated by the Ginza Store will be included as part of Annual

Minimum Net Sales covered by the minimum royalty as provided in Paragraphs

7(a)(i) and 7(a)(ii) of the License Agreement, and will not result in any additional royalty payable by Licensee except to the extent that aggregate Net

Sales of the Core Operations exceed Annual Minimum Net Sales. Nothing contained herein shall modify Licensee's obligation to pay the Annual Percentage Royalty


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set forth in Paragraph 7(a)(ii) of the License Agreement. The Ginza Store will also be deemed to satisfy the condition set forth in paragraph 4(ii) of the

License Agreement if the size requirements thereof are met.


           2. Licensee will make the following payments to Trademark Owner in consideration for the consents of Trademark Owner and Licensor to the establishment of the Ginza Store, and the other agreements reflected in paragraph 1 above:

           (i) $750,000 (Seven Hundred and Fifty Thousand) to be paid on or before February 20, 2003; and

           (ii) $750,000 (Seven Hundred and Fifty Thousand) to be paid on or before February 10, 2004.


           Payments hereunder shall be made without any set off, claim,

counterclaim or delay, and shall be subject to tax withholding to the extent required by applicable law.


           3. Nothing contained in this First Amendment shall limit the

Licensee's obligation to comply with the standards set forth in the License

Agreement with respect to Retail Locations and the Licensed Mark (as those terms are defined in the License Agreement), including but not limited to, the standards set forth in paragraph 6 of the License Agreement.


           4. Except as otherwise set forth herein, the terms of the License

Agreement shall remain in full force and effect, and shall apply to this amendment.

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           IN WITNESS WHEREOF, the parties have executed this Agreement as of the 5th day of February, 2003.



Trademark Owner:                          BARNEY'S, INC.

                                          By: /s/ STEVEN M. FELDMAN
                                              --------------------------------
                                              Name: Steven M. Feldman
                                              Title: CFO



Licensor:                                 BNY LICENSING CORP.

                                          By: /s/ STEVEN M. FELDMAN
                                              --------------------------------
                                              Name: Steven M. Feldman
                                              Title: CFO



Licensee:                                 BARNEYS JAPAN CO., LTD.

                                          By: /s/ NAOKI NAKAMURA
                                              --------------------------------
                                              Name: Naoki Nakamura
                                              Title: President





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